Supplement to Institutional Prospectus
Dated November 3, 2008 for
The Hirtle Callaghan Trust
The date of this Supplement is May 14, 2009
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS.
The Institutional Value Equity and Institutional Growth Equity Portfolios. As set forth in the Prospectus and Statement of Additional Information, The Institutional Value Equity and Institutional Growth Equity Portfolios each invest primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. As of the date of this Supplement, the Portfolios are including the value of option or futures contracts, exchange-traded funds and similar instruments in this requirement provided that the economic characteristics of these instruments meet those of ‘equity securities.’ Consistent with their respective investment styles, each Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. In accordance with applicable interpretations of the SEC, such derivative instruments may be included in the 80% basket if these instruments have economic characteristics similar to the securities included in that basket. Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks, fixed income securities or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies.
In executing the above, The Institutional Value Equity and Institutional Growth Equity Portfolios may need to commit greater than 5% of their respective net assets to margin deposits on futures contracts and premiums for options on futures contracts. Thus the following replaces second sentence in the third paragraph of the “About Hedging Strategies” section on page 39 of the Prospectus:
With the exception of The Institutional Value Equity and Institutional Growth Equity Portfolios, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts.
Several portfolio management agreements between The Hirtle Callaghan Trust and certain Specialist Managers on behalf of The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio (“Portfolios”) were approved by the Board of Trustees on October 16, 2008, and by the shareholders of each of the Portfolios on December 5, 2008. The agreements with respect to The Institutional Value Equity Portfolio were between the Trust and AllianceBernstein L.P. (“AllianceBernstein”) and the Trust and Pacific Investment Management Company LLC (“PIMCO”). The agreement with respect to The Institutional Growth Equity Portfolio was between the Trust and PIMCO. Effective December 5, 2008 AllianceBernstein became an additional Specialist Manager for The Institutional Value Equity Portfolio and PIMCO became an additional Specialist Manager for The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio. Effective December 19, 2008 J.S. Asset Management LLC (“JSAM”) was terminated as a Specialist Manager for The Institutional Value Equity Portfolio.
1.	The following are additions to the “Specialist Managers” section of the Prospectus for the Portfolio:

The AllianceBernstein Investment Selection Process:	All AllianceBernstein products and services are managed in accordance with the firm’s value-oriented philosophy across all geographies and markets. AllianceBernstein uses its deep fundamental research capabilities in seeking to distinguish companies that are undergoing temporary stress from those that deserve their depressed valuations, and the firm seeks to exploit mispricings created by investor overreaction. The stock selection process for the Portfolio is research-driven and bottom-up, and relies on a unique integration of fundamental and quantitative research. AllianceBernstein begins with a universe of approximately 650 large cap US companies screened from the S&P 500 and Russell 1000 Value® Indices by its proprietary quantitative expected-return model. The firm’s team of fundamental analysts then develops explicit five-year forecasts of normalized earnings power, free cash flow, and balance-sheet strength for the stocks with the most attractive return prospects. The US Value Investment Policy Group (IPG), consisting of Chief Investment Officers and Directors of Research, reviews the analysts’ forecasts to

Supplement to Institutional Prospectus for The Hirtle Callaghan Trust Page 1 of 6

ensure that they are consistent and robust. The IPG ultimately selects stocks for the construction of a model portfolio, which individual portfolio managers implement to meet fund-specific parameters.

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index. While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies. These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.
2.	The following replaces the Annual Operating Expense table for the Portfolio found on page 6 of the Prospectus :
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee(a)	0.34%
Other Expenses	0.11%

Total Portfolio
Operating Expenses(b)	0.45%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$46
3 Years	$144

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 40% to AllianceBernstein, 19% to PIMCO, 25% to ICAP and 16% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
The following changes relate to The Institutional Growth Equity Portfolio:
1.	The following is an addition to the “Specialist Managers” section of the Prospectus for the Portfolio:

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of

Supplement to Institutional Prospectus for The Hirtle Callaghan Trust Page 2 of 6

the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index.

While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies. These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.
2.	The following replaces the Annual Operating Expense table for the Portfolio found on page 9 of the Prospectus:
Annual Operating Expenses
(Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee(a)	0.23%
Other Expenses	0.09%

Total Portfolio
Operating Expenses(b)	0.32%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$33
3 Years	$103

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 19% to PIMCO, 40% to Jennison, 35% to SGA and 6% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
The following are additions to the Specialist Manager Guide beginning on page 51 of the Prospectus:
AllianceBernstein L.P. (“AllianceBernstein”) serves as a Specialist Manager for The Institutional Value Equity Portfolio. AllianceBernstein is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 1345 Avenue of the Americas, New York, NY, 10105. For its services under this Agreement with respect to the portion of the Portfolio allocated to AllianceBernstein from time to time (“AllianceBernstein Account”), AllianceBernstein shall receive a fee calculated at an annual rate and payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million one year following the initial funded value of the AllianceBernstein Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of: (a) the net assets in the AllianceBernstein Account; and (b) the net assets of The Value Equity Portfolio managed by AllianceBernstein, and (c) other assets managed by AllianceBernstein for clients of Hirtle Callaghan. As of September 30, 2008, AllianceBernstein had total assets under management of approximately $590 billion, of which approximately $43,556 million represented assets of institutional mutual/commingled funds.

Supplement to Institutional Prospectus for The Hirtle Callaghan Trust Page 3 of 6

Marilyn G. Fedak, CFA and John P. Mahedy, CPA have primary responsibility for the day-to-day management of the portion of the Portfolio allocated to AllianceBernstein. Ms. Fedak is the Head of Bernstein Value Equities Business and Co-Chief Investment Officer—US Large Cap Value. She is also an Executive Vice President of AllianceBernstein and a member of the firm’s Executive Committee. Ms. Fedak joined Sanford C. Bernstein & Co., Inc (a predecessor company of AllianceBernstein) in 1984.
She earned a BA from Smith College and an MBA from Harvard University. Mr. Mahedy is Co-Chief Investment Officer—US Value Equities. He has been with the firm for over five years. He earned a BS and an MBA from New York University.
Pacific Management Investment Company LLC (“PIMCO”) serves as a Specialist Manager for The Institutional Value Equity and Institutional Growth Equity Portfolios. PIMCO is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660. For its services to each Portfolio, PIMCO receives an annual fee of 0.25% of that portion of each Portfolio’s assets allocated to PIMCO from time to time. Saumil Parikh, Executive Vice President and senior portfolio manager in the Newport Beach office, is primarily responsible for the day-to-day management of each Portfolio’s assets. Mr. Parikh specializes in global, mortgage and short-term bond portfolios. Prior to joining PIMCO in 2000, he was a U.S. market economist and strategist with UBS Warburg. He has 10 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College. As of September 30, 2008, PIMCO had total assets under management of approximately $790 billion, of which approximately $307 million represented assets of mutual funds.
All other information related to the Portfolios, including the names of those additional individuals responsible for the day-to-day management of the Portfolios and fees payable by the Portfolios, is unchanged.
The Fixed Income Opportunity Portfolio. As set forth in the Prospectus and Statement of Additional Information, The Fixed Income Opportunity Portfolio currently invests in a variety of investments, including foreign fixed income securities, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans. As of March 20, 2009, the Portfolio is increasing the amount of its assets that may be committed to any one of these particular investments to up to 20% of the Portfolio’s net assets. The following replaces the first paragraph under “Principal Investment Strategies” on page 30 of the Prospectus:
Principal Investment Strategies. A principal investment strategy of the Portfolio is to invest in high yield securities (sometimes referred to as “junk bonds”). Under normal circumstances, at least 50% of the Portfolio’s assets will be invested in junk bonds. These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this Prospectus and in the Trust’s Statement of Additional Information. The Portfolio does not generally purchase “distressed” securities. The Portfolio may also acquire other high-yield securities, as indicated in the table of permissible investments set forth in the Statement of Additional Information. Such securities may include: collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs) (expected to be limited to less than 15% of the Portfolio); agency and non-agency mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities and asset-backed securities, REITs, foreign fixed income securities, convertible bonds, preferred stocks, treasury inflation bonds, loan participations, swaps and fixed and floating rate loans.
The following is hereby added to the “Principal Investment Risks” section on page 31:
Loan Participation Risks. Loan participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. A Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid.

Supplement to Institutional Prospectus for The Hirtle Callaghan Trust Page 4 of 6

Floating Rate Loans Risks. The risks associated with floating rate loans are similar to the risks of below investment grade securities. Additionally, to the extent that the Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments (summarized below). Further, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss.
The Following is hereby added to “Investment Risks and Strategies – About Fixed income Securities” on page 37:
Floating Rate Loans and Loan Participations. The Fixed Income Opportunity Portfolio may invest in floating rate loans and loan participations. These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities – generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Additionally, to the extent that the Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments (summarized below). The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the schedule due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also invest in loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. The Portfolio may also purchase loan assignments from an agent bank or other member of a lending syndicate. Such investments may involved risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership
The Fixed Income Portfolio. Effective February 18, 2009, Messrs. Gary Bartlett, Warren Davis, and Thomas Flaherty of Aberdeen Asset Management Inc. (‘Aberdeen’) will no longer be responsible for the day-to-day management of the Portfolio. Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Edward Grant, Neil Moriarty, Daniel Taylor, and Timothy Vile, each of whom is a Senior Portfolio Manager, are primarily responsible for day-to-day management of this Portfolio’s assets. The following replaces the information about the Aberdeen investment professionals on page 51 of “The Specialist Manager Guide” section of the prospectus:
Mr. Gagnier is Aberdeen’s Head of Investments as well as a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago and has over 29 years in the investment management industry. Mr. Bachman has been with the firm since 2007. Prior to joining Aberdeen, Mr. Bachman was a High Yield Analyst/Portfolio Manager with Deutsche Asset Management from 2002-2006 and from 2006 — 2007 he was Director of Credit Research at Stone Tower Capital. Mr. Bachman holds an MBA from Columbia University, with over 19 years in the investment management industry. Mr. Boulind has been with the firm since 2008. Prior to joining the firm, Mr. Boulind was a Research Team Leader at AllianceBernstein L.P. from June 2004 to February 2008 and from April 2001 to June 2004 he was a High Yield Analyst with Invesco Ltd. Mr. Boulind holds an MBA from Dartmouth College and has over 16 years experience in the investment management industry. Mr. Grant has been with the firm (including its predecessor companies) since 2002. Mr. Grant holds an MBA from Widener University and has over 21 years in the investment management industry. Mr. Moriarty has been with the firm (or its predecessor companies) since 2002. Mr. Moriarty holds a BA from University of Massachusetts and has over 20 years in the investment management industry. Mr. Taylor has been with the firm (including its predecessor companies) since 1998. Mr. Taylor holds a BS from Villanova University, is a Chartered Financial Analyst and

Supplement to Institutional Prospectus for The Hirtle Callaghan Trust Page 5 of 6

has over 17 years in the investment management industry. Mr. Vile has been with the firm (including its predecessor companies) since 1991. Mr. Vile holds a BS from Susquehanna University, is a Chartered Financial Analyst with over 24 years in the investment management industry.
The Institutional Small Capitalization Equity Portfolio. Effective January 1, 2009 the merger of Franklin Portfolio Associates (“FPA”), a Specialist Manager for The Institutional Small Capitalization Equity Portfolio and Mellon Capital Management Corporation (“Mellon Capital”) was completed. Mellon Capital has continued to provide portfolio management services to the Portfolio in accordance with the terms of the Portfolio Management Agreement between Franklin Portfolio Associates and The Hirtle Callaghan Trust. Before the transaction, both FPA and Mellon Capital were wholly-owned indirect subsidiaries of The Bank of New York Mellon Corporation (“BNY-Mellon”). The transaction did not, however, result in any substantive change in the nature or quality of the services provided to the Portfolio under the Agreement or the personnel who deliver these services and Mellon Capital continues to be an indirect, wholly-owned subsidiary of BNY-Mellon. All references to Franklin Portfolio Associates are hereby replaced with Mellon Capital.
The Fixed Income and Fixed Income II Portfolios. Effective November, 2008 the name of the Lehman Brothers index used by each Portfolio as its benchmark index changed from the Lehman Aggregate Bond Index to the Barclays Capital Aggregate Bond Index. All other information with respect to this index remains unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement to Institutional Prospectus for The Hirtle Callaghan Trust Page 6 of 6